EXHIBIT 99.11
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
Accrued Interest Date:                                                                                  Collection Period Ending:
25-Nov-02                                                                                                            30-Nov-02
Distribution Date:                       BMW VEHICLE OWNER TRUST 2001-A                                              Period # 19
26-Dec-02                                ------------------------------

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Balances
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                                                                              Initial        Period End
     Receivables                                                       $1,489,992,840      $644,755,701
     Pre-Funding Account                                                  $99,965,067                $0
     Capitalized Interest Account                                          $1,045,665                $0
     Reserve Account                                                      $22,349,893       $16,118,893
     Yield Supplement Overcollateralization                                $8,157,907        $2,918,195
     Class A-1 Notes                                                     $329,000,000                $0
     Class A-2 Notes                                                     $448,000,000                $0
     Class A-3 Notes                                                     $499,000,000      $336,037,507
     Class A-4 Notes                                                     $274,000,000      $274,000,000
     Class B Notes                                                        $31,800,000       $31,800,000

Current Collection Period
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     Beginning Receivables Outstanding                                   $682,114,212
     Calculation of Total Distribution Amount
        Regular Principal Distributable Amount
           Receipts of Scheduled Principal                                $20,346,613
           Receipts of Pre-Paid Principal                                 $16,467,362
           Liquidation Proceeds                                              $295,226
           Principal Balance Allocable to Gross Charge-offs                  $249,309
           Release from Pre-Funding Account                                        $0
        Total Receipts of Principal                                       $37,358,510

        Interest Distribution Amount
           Receipts of Interest                                            $3,511,594
           Servicer Advances                                                 $793,419
           Reimbursement of Previous Servicer Advances                             $0
           Accrued Interest on Purchased Receivables                               $0
           Recoveries                                                         $15,413
           Capitalized Interest Payments                                           $0
           Net Investment Earnings                                            $21,517
        Total Receipts of Interest                                         $4,341,943

        Release from Reserve Account                                               $0

     Total Distribution Amount                                            $41,451,144

     Ending Receivables Outstanding                                      $644,755,701

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance               $1,203,162
     Current Period Servicer Advance                                         $793,419
     Current Reimbursement of Previous Servicer Advance                            $0
     Ending Period Unreimbursed Previous Servicer Advances                 $1,996,581

Collection Account
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     Deposits to Collection Account                                       $41,451,144
     Withdrawals from Collection Account
        Servicing Fees                                                       $568,429
        Class A Noteholder Interest Distribution                           $2,628,430
        First Priority Principal Distribution                                      $0
        Class B Noteholder Interest Distribution                             $144,690
        Regular Principal Distribution                                    $37,148,834
        Reserve Account Deposit                                                    $0
        Unpaid Trustee Fees                                                        $0
        Excess Funds Released to Depositor                                   $960,762
     Total Distributions from Collection Account                          $41,451,144

Accrued Interest Date:                                                                                  Collection Period Ending:
25-Nov-02                                                                                                            30-Nov-02
Distribution Date:                       BMW VEHICLE OWNER TRUST 2001-A                                              Period # 19
26-Dec-02                                ------------------------------

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Excess Funds Released to the Depositor
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        Release from Reserve Account                                         $933,963
        Release from Collection Account                                      $960,762
     Total Excess Funds Released to the Depositor                          $1,894,725

Note Distribution Account
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     Amount Deposited from the Collection Account                         $39,921,954
     Amount Deposited from the Reserve Account                                     $0
     Amount Paid to Noteholders                                           $39,921,954

Distributions
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     Monthly Principal Distributable Amount                           Current Payment    Ending Balance Per $1,000        Factor
     Class A-1 Notes                                                               $0                $0      $0.00         0.00%
     Class A-2 Notes                                                               $0                $0      $0.00         0.00%
     Class A-3 Notes                                                      $37,148,834      $336,037,507     $74.45        67.34%
     Class A-4 Notes                                                               $0      $274,000,000      $0.00       100.00%
     Class B Notes                                                                 $0       $31,800,000      $0.00       100.00%

     Interest Distributable Amount                                    Current Payment        Per $1,000
     Class A-1 Notes                                                               $0             $0.00
     Class A-2 Notes                                                               $0             $0.00
     Class A-3 Notes                                                       $1,461,647             $2.93
     Class A-4 Notes                                                       $1,166,783             $4.26
     Class B Notes                                                           $144,690             $4.55



Carryover Shortfalls
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                                                                Prior Period Carryover  Current Payment Per $1,000
     Class A-1 Interest Carryover Shortfall                                        $0                $0         $0
     Class A-2 Interest Carryover Shortfall                                        $0                $0         $0
     Class A-3 Interest Carryover Shortfall                                        $0                $0         $0
     Class A-4 Interest Carryover Shortfall                                        $0                $0         $0
     Class B Interest Carryover Shortfall                                          $0                $0         $0


Receivables Data
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                                                                     Beginning Period     Ending Period
     Number of Contracts                                                       43,598            42,341
     Weighted Average Remaining Term                                            33.54             32.65
     Weighted Average Annual Percentage Rate                                    7.57%             7.57%

     Delinquencies Aging Profile End of Period                          Dollar Amount        Percentage
        Current                                                          $571,436,730            88.63%
        1-29 days                                                         $57,220,901             8.87%
        30-59 days                                                        $12,309,358             1.91%
        60-89 days                                                         $2,495,184             0.39%
        90-119 days                                                          $688,516             0.11%
        120+ days                                                            $605,011             0.09%
        Total                                                            $644,755,701           100.00%
        Delinquent Receivables +30 days past due                          $16,098,070             2.50%

Accrued Interest Date:                                                                                  Collection Period Ending:
25-Nov-02                                                                                                            30-Nov-02
Distribution Date:                       BMW VEHICLE OWNER TRUST 2001-A                                              Period # 19
26-Dec-02                                ------------------------------

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     Charge-offs
        Gross Principal Charge-Offs for Current Period                       $249,309
        Recoveries for Current Period                                         $15,413
        Net Losses for Current Period                                        $233,897

        Cumulative Realized Losses                                         $5,160,736


     Repossessions                                                      Dollar Amount       Units
        Beginning Period Repossessed Receivables Balance                   $1,586,893          81
        Ending Period Repossessed Receivables Balance                      $1,699,857          98
        Principal Balance of 90+ Day Repossessed Vehicles                    $128,231           9



Yield Supplement Overcollateralization
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     Beginning Period Required Amount                                      $3,127,871
     Beginning Period Amount                                               $3,127,871
     Ending Period Required Amount                                         $2,918,195
     Current Period Release                                                  $209,676
     Ending Period Amount                                                  $2,918,195
     Next Distribution Date Required Amount                                $2,716,160

Capitalized Interest Account
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     Beginning Period Required Amount                                              $0
     Beginning Period Amount                                                       $0
     Net Investment Earnings                                                       $0
     Current Period Release to Depositor                                           $0
     Ending Period Required Amount                                                 $0
     Ending Period Amount                                                          $0


Pre-Funding Account
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     Beginning Period Amount                                                       $0
     Net Investment Earnings                                                       $0
     Release to Servicer for Additional Loans                                      $0
     Current Period Release for Deposit to Collection Account                      $0
     Ending Period Amount                                                          $0

Reserve Account
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     Beginning Period Required Amount                                     $17,052,855
     Beginning Period Amount                                              $17,052,855
     Net Investment Earnings                                                  $21,516
     Current Period Deposit                                                        $0
     Current Period Release to Collection Account                                  $0
     Current Period Release to Depositor                                     $933,963
     Ending Period Required Amount                                        $16,118,893
     Ending Period Amount                                                 $16,118,893


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